UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

KALA BIO, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2025, KALA BIO, Inc. (the “Company”) entered into retention agreements (each, a “Retention Agreement”) with a number of its employees, including Todd Bazemore, the Company’s Interim Chief Executive Officer, President and Chief Operating Officer, Mary Reumuth, the Company’s Chief Financial Officer, and Kim Brazzell, Ph.D., the Company’s Head of Research and Development and Chief Medical Officer. Pursuant to the terms of their respective Retention Agreements, Mr. Bazemore, Ms. Reumuth and Dr. Brazzell are entitled to receive retention bonuses (each, a “Retention Bonus”) of $281,190, $234,000, and $260,000, respectively. Each of the Retention Agreements provides that if, prior to the earlier of (1) September 30, 2025 or (2) the public announcement of topline data from the Company’s CHASE clinical trial of KPI-012, such executive’s employment is terminated voluntarily by such executive or by the Company for cause (as defined in the applicable executive’s employment agreement), then, pursuant to the terms of the Retention Agreement, such executive shall, upon request, repay the gross amount of the Retention Bonus to the Company.

The foregoing description of the Retention Agreements is not complete and is qualified in its entirety to the full text of the Form of Retention Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Retention Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

Date: April 11, 2025	By:	/s/ Mary Reumuth
Mary Reumuth
Chief Financial Officer and Corporate Secretary